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                                                                   Exhibit 10.12

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated as of September 18, 1997 among THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation (the "Company"), THE SK EQUITY FUND, L.P., a Delaware limited partnership ("SK"), SK INVESTMENT FUND, L.P., a Delaware limited partnership ("SKIF"), BARRY FEINBERG, each of the Persons listed on Schedule 1 and as signatory hereto (each, a "Management Stockholder" and, collectively, the "Management Stockholders"), and LEGG MASON WOOD WALKER, INCORPORATED, a Maryland corporation ("Legg Mason") (all such Persons, other than the Company, the "Stockholders").

                                    RECITALS

         A. The Company and the Stockholders entered into a Registration Rights Agreement dated as of June 28, 1996 (the "Original Registration Rights Agreement"), setting forth certain obligations of the Company in respect of the registration of shares of its Common Stock under the Securities Act of 1933, as amended.

         B. The Company and the Stockholders have now agreed that, in connection with the Company's initial public offering, it is desirable and in the best interest of the Company that the Original Registration Rights Agreement be amended and restated in its entirety to read as hereinafter set forth.

         NOW, THEREFORE, the parties hereto agree that the Original Registration Rights Agreement is hereby amended and restated in its entirety, effective as of the Effective Date (as defined below), to read in its entirety as follows:

                                 I. DEFINITIONS

         1.l Definitions. (a) In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Agreement, as the same may be amended from time to time.

         "Board of Directors" means the Board of Directors of the Company.
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         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

         "Charter" means the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Common Stock, par value $0.10 per share, of the Company.

         "Director" means a member of the Board of Directors.

         "Effective Date" means the date of consummation of the Company's initial public offering under the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Initial Investment" means the investment of $20,505,712 by SK, SKIF, and Barry Feinberg in the Company.

         "Legg Mason Holder" means Legg Mason or any Transferee thereof.

         "LM Agreement" means the letter agreement dated January 25, 1996 by and between the Company and Legg Mason, as amended to the date hereof.

         "Management Permitted Transferee" means with respect to any Management Stockholder, (i) any spouse or lineal descendant of such Management Stockholder,
(ii) any trust all of the beneficial interests in which is held by such Management Stockholder and/or such Management Stockholder's spouse and/or lineal descendants and (iii) any other Management Stockholder; provided, however, that each such Transferee will be a Management Permitted Transferee for purposes of this Agreement only if such Transferee shall have executed and delivered to the Company an instrument reasonably satisfactory to the SK Holders pursuant to which the Transferee shall have agreed to be bound by the terms of this Agreement applicable to its Transferor.

         "Management Stockholder Group" means each of the Management Stockholders or any Management Permitted Transferee.

         "Person" means an individual, corporation, partnership, trust, association or any other entity or organization, including without limitation a government or political subdivision or an agency or instrumentality thereof.

         "pro rata" means, with respect to any offer including Common Stock, an offer based on the relative percentages of Common Stock then held by all of the holders of Common Stock to whom such offer is made.


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         "Public Offering" means any primary or secondary public offering of
Common Stock of the Company pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.

         "Qualified Underwriter" means a firm listed on Schedule 2 or otherwise selected by mutual agreement of the SK Holders and the Company.

         "Registrable Securities" means, as the context requires, (a) with respect to the SK Holders, the shares of Common Stock then held by the SK Holders, and any additional shares of Common Stock ("Additional Shares") subsequently paid, issued or distributed in respect of such shares of Common Stock by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation, pursuant to the Charter or otherwise, (b) with respect to the Management Stockholders, the shares of Common Stock held as of the Effective Date and any Additional Shares issued in respect thereof and any Additional Shares issued upon exercise of stock options granted to any such Management Stockholder, and (c) with respect to Legg Mason, the shares of Common Stock held as of the Effective Date and any Additional Shares issued in respect thereof. Registrable Securities will cease to be Registrable Securities when and to the extent that (i) a registration statement relating to such securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities have been transferred to a party in violation of the Stockholders Agreement, (iii) such Registrable Securities have ceased to be outstanding, or (iv) such securities may be sold in a single transaction without registration pursuant to Rule 144.

         "Registration Expenses" means all (i) registration and filing fees with the Commission, (ii) fees and expenses of compliance with state securities or blue sky laws (including without limitation reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses of the Company (including without limitation all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and expenses of counsel and independent public accountants for the Company,
(vi) fees and expenses of any additional experts retained by the Company in connection with such registration, (vii) fees and expenses of listing the Registrable Securities, if any, (viii) transfer taxes, and (ix) reasonable fees and expenses of one counsel for the Stockholders, which counsel will be selected by the Stockholders holding a majority of Registrable Securities included in the registration.

         "Regulation D" means Regulation D under the Securities Act.

         "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time.

         "Securities Act" means the Securities Act of 1933, as amended.


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         "Shelf Registration" means a registration statement on the appropriate form pursuant to Rule 415 under the Securities Act (or any successor rule that may be adopted by the Commission).

         "SK Holder" means SK, SKIF or Barry Feinberg or any Transferee thereof. For purposes of this Agreement, any action contemplated to be taken by the SK Holders will be effective if approved by the SK Holder which owns the largest portion of the Common Stock owned by all SK Holders as of the relevant time.

         "SK Limit" means an amount of Registrable Securities equal to the lesser of (x) an amount comprising 50% of the aggregate amount of Registrable Securities to be sold by all stockholders pursuant to the registration statement in question and (y) an amount of Registrable Securities having a market value equal to the Initial Investment.

         "Stockholders Agreement" means the Amended and Restated Stockholders Agreement dated as of the date hereof by and among the Company, SK, SKIF, Barry Feinberg and the Management Stockholders.

         "Transferee" means any Person to whom any Stockholder transfers any Common Stock (other than in a sale pursuant to an effective registration statement under the Securities Act or without registration pursuant to Rule 144) in accordance with the Stockholders Agreement and who agrees in writing to be bound by and to comply with all applicable provisions of this Agreement.

         "Underwriter" means a securities dealer who purchases any Registrable Securities as a principal in connection with a distribution of such Registrable Securities and not as part of such dealer's market-making activities.

                             II. REGISTRATION RIGHTS

         2.1 SK Demand Registration. (a) At any time and from time to time following the nine month anniversary of the Effective Date, the SK Holders may make written requests for registration under the Securities Act of all or part of the SK Holders' Registrable Securities (a "SK Demand Registration"); provided, however, that the Company will not be obligated to effect an SK Demand Registration on more than 3 occasions. Such request will specify the number of shares of Registrable Securities proposed to be offered for sale by the SK Holders and will also specify the intended method of disposition thereof. In connection therewith, the Company will give the notices required by Section 2.2(a) but as applied to an SK Demand Registration.

         (b) If the SK Holders so elect, the offering of the SK Holders' Registrable Securities pursuant to such SK Demand Registration will be in the form of an underwritten offering. The SK Holders will select a Qualified Underwriter as the managing Underwriter and, subject to the LM Agreement, any additional underwriters in connection with the offering. A registration will not count as an SK Demand Registration until it has become effective.


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         (c) If, in connection with any SK Demand Registration, the Company or any other Stockholders also propose to sell securities and the managing Underwriter of an offering described in this Section 2.1 advises the Company, the SK Holders and such other Stockholders in writing that the success or pricing of the offering would be materially and adversely affected by the inclusion of all of the securities requested to be included, then the Company will include in such registration (i) first, the Registrable Securities requested to be included by the SK Holders, which number of securities to be registered will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter, (ii) second, such number of other Registrable Securities as the Management Stockholders and the Legg Mason Holder propose to offer for sale and the managing Underwriter recommends be included in such offering, allocated pro rata among such Stockholders, which number of securities to be registered will be reduced to the extent necessary to reduce the total amount of Securities to be included in such offering to the amount recommended by such managing underwriter, (iii) third, the securities the Company proposes to offer for sale, which number of securities to be registered will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter and (iv) fourth, such number of other Registrable Securities as the Stockholders propose to offer for sale and the managing Underwriter recommends be included in such offering, allocated pro rata among such Stockholders.

         (d) Notwithstanding the foregoing provisions of this Section 2.1, the SK Holders may not request an SK Demand Registration (i) if a registration statement has been filed by the Company with the Commission, unless such registration statement has been withdrawn or has been effective for a period of 90 calendar days, or (ii) if an underwritten offering of Common Stock (whether for the account of the Company or any other security holders) has been consummated within the preceding nine months; provided, however, the limitations in this sentence will not apply if the SK Holders were not given the opportunity, in accordance with Section 2.2, to include their Registrable Securities in the registration statement described in clause (i) or the underwritten offering described in clause (ii) (as applicable).

         (e) Notwithstanding the foregoing provisions of this Section 2.1, in the event the Company receives notice of an SK Demand Registration, the Company may elect once, and only once, by written notice to the SK Holders within 20 days after receipt of such notice, to proceed with a registration of Common Stock for the Company's account in lieu of proceeding with the SK Demand Registration, in which case the provisions of Section 2.2 (and not this Section 2.1) will apply. If the Company exercises the right described in the preceding sentence, the SK Holders will not be deemed (for purposes of determining the number of future SK Demand Registrations that may be demanded under the terms of this Agreement) to have exercised the right to request an SK Demand Registration unless at least 80% of the Registrable Securities that the SK Holders desired to include in such registration were included pursuant to Section 2.2.

         2.2 Piggyback Rights. (a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering of any shares of Common Stock (i) for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any holder of its securities,


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including without limitation an SK Demand Registration or a Nomura Demand
Registration or a registration of shares to be sold by the Management Stockholders, who will have the right to demand such registration at any time and from time to time, subject to the rights of the Company and the other Stockholders hereunder, or a registration of shares to be sold by the Legg Mason Holder, then the Company will give written notice of such proposed offering to the holders of Registrable Securities as soon as practicable (provided that holders of Registrable Securities will be given such notice not less than 20 calendar days prior to the deadline set by the Company for electing to include Registrable Securities in such offering), and such notice will offer such holders the opportunity, in accordance with Section 2.2(b), to register such number of shares of Registrable Securities as such holders may request on the same terms and conditions as the registration of the Company's or such other holders' securities. If the Company so elects, the offering contemplated by this
Section 2.2 will be in the form of an underwritten offering. The Company will select a Qualified Underwriter as the managing Underwriter and, subject to the LM Agreement, any additional underwriters in connection with the offering.

         (b) Whenever the Company proposes to file a registration statement in accordance with Section 2.2(a) (except in the case of an SK Demand Registration, for which Section 2.1(c) will govern), the Company will include in such registration all Registrable Securities which any Stockholder requests to be included therein; provided, however, that if the managing Underwriter of an underwritten offering under this Section 2.2 advises the Company and such Stockholders in writing that the number of securities requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering or would have an adverse impact on the price of such securities, then the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Securities of the Stockholders requested to be included in such registration, allocated in accordance with Section 2.4.

         (c) A request by any Stockholder to include Registrable Securities in a proposed underwritten offering pursuant to this Section 2.2 will not be deemed to be a request for a demand registration pursuant to Section 2.1.

         2.3 Certain Limitations. Notwithstanding any other provision hereof,
(i) neither the Company nor any Stockholder will have the right to initiate or demand a registration hereunder unless (x) it proposes to include therein Registrable Securities which it believes in good faith to have a value of at least $30,000,000 or (y) in the case of any Stockholder, not less than 80% of the Registrable Securities owned by the SK Holders or the Management Stockholders are to be included therein and (ii) the managing Underwriter and any co-managing underwriter of any offering hereunder must be a Qualified Underwriter.

         2.4 Allocation of Registrable Securities Among Stockholders. In the event of any registration to which the proviso to Section 2.2(b) applies, after all securities that the Company proposes to sell are included in such registration, Registrable Securities of the stockholders requested to be included in such registration will be included therein according to the following priorities: (i) first, the Registrable Securities proposed to be included by the SK Holders will be included, up to the SK Limit (after giving effect to all prior sales of Registrable Securities of the


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SK Holders), which number of securities to be registered will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter, (ii) second, any Registrable Securities proposed to be included by the Management Stockholders and the Legg Mason Holder, up to an amount equal to the number of Registrable Securities to be included for the account of the SK Holders, allocated pro rata among such Stockholders, which number of securities to be registered will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter, and (iii) third, any remaining Registrable Securities proposed to be included by the Stockholders which the managing Underwriter recommends be included shall be included, allocated pro rata among such stockholders.

                          III. REGISTRATION PROCEDURES

         3.1 Filings; Information. Whenever a Stockholder (the "Registering Stockholder") requests that any Registrable Securities be registered pursuant to
Article II, the Company will use its best efforts to effect the registration of such Registrable Securities to the extent required by Article II, as promptly as is practicable, and in connection with any such request:

         (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company deems appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 calendar days or, if less, the period required for such Registrable Securities to be sold; provided, however, that if the Company furnishes to the Registering Stockholder a certificate signed by the Company's Chief Executive Officer stating that the Board of Directors has determined that it would be materially detrimental or otherwise materially disadvantageous to the Company or its Stockholders (whether because of any proposed material transaction or otherwise) for such a registration statement to be filed as expeditiously as possible, the Company will have a period of not more than 120 calendar days within which to file such registration statement measured from the date of the Company's receipt of the Registering Stockholder's request for registration.

         (b) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Registering Stockholder and each applicable Underwriter, if any, copies thereof, and thereafter furnish to the Registering Stockholder and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Registering Stockholder or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

         (c) After the filing of the registration statement, the Company will promptly notify the Registering Stockholder of any stop order issued or, to the Company's knowledge, threatened


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to be issued by the Commission or any state securities agency or authority and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (d) The Company will endeavor to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Registering Stockholder reasonably requests; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

         (e) The Company will as promptly as is practicable notify the Registering Stockholder, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Registering Stockholder and to the Underwriters any such supplement or amendment. The Registering Stockholder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, the Registering Stockholder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by the Registering Stockholder and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Registering Stockholder will deliver to the Company all copies, other than permanent file copies then in the Registering Stockholder possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company gives such notice, the Company will extend the period during which such registration statement will be effective as provided in Section 3.1(a) by the number of days during the period from and including the date of the giving of such notice to the date when the Company will make available to the Registering Stockholder such supplemented or amended prospectus.

         (f) The Company will enter into customary agreements (including in the case of an underwritten offering an underwriting agreement in customary form) and the Company and its officers will take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities, including participation in any "road show" undertaken in connection with such sale.

         (g) The Company will furnish to the Registering Stockholder and to each Underwriter a signed counterpart, addressed to the Registering Stockholder or such Underwriter, of (i) an opinion or opinions of counsel to the Company and
(ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Registering Stockholder or the managing Underwriter may reasonably request.


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         (h) The Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement will satisfy the provisions of
Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder.

         (i) The Company will use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class issued by the Company are then listed.

         (j) The Company may require the Registering Stockholder promptly to furnish in writing to the Company such information regarding the Registering Stockholder, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration. The furnishing of such information will be a condition to the Company's obligations hereunder.

         3.2 Registration Expenses. Registration Expenses incurred in connection with any registration made or requested to be made pursuant to Article II will be borne by the Company, whether or not any such registration statement becomes effective, to the extent permitted by applicable law. The Registering Stockholder will pay, on a pro rata basis, any underwriting fees, discounts or commissions attributable to the sale of the Registrable Securities.

         3.3 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Registering Stockholder, its officers and directors, and each Person, if any, who controls each such Registering Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Registering Stockholder expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus will not inure to the benefit of any Registering Stockholder if a copy of the current prospectus was not provided to the applicable purchaser by such Registering Stockholder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expenses. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Registering Stockholders provided in this
Section 3.3.

         3.4 Indemnification by Registering Stockholders. Each Registering Stockholder registering shares pursuant to Article II agrees, severally but not jointly, to indemnify and hold


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harmless the Company, its officers and Directors and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Registering Stockholder, but only with reference to information related to such Registering Stockholder furnished in writing by or oh behalf of such Registering Stockholder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto or any preliminary prospectus; provided, however, that in no event will the liability of any Registering Stockholder under this Section 3.4 be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Each such Registering Stockholder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on such terms as provided for in underwriting agreement relating to such offering.

         3.5 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) is instituted involving any person in respect of which indemnity may be sought pursuant to Section 3.3 or Section 3.4, such Person will promptly notify the Person against whom such indemnity may be sought in writing and the indemnifying party upon request of the indemnified party will retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and will pay the fees and disbursements of such counsel related to the proceeding; provided, however, that the failure to so notify the indemnifying Person shall not relieve the indemnifying party from any liability that it may otherwise have to such indemnified Person, except to the extent the indemnifying Person shall have been materially prejudiced by such failure. In any such proceeding, any indemnified party will have the right to retain its own counsel, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (a) the indemnifying party and the indemnified party have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the fees and expenses of such counsel will be paid by the Company. It is understood that the indemnifying party will not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, and that all such reasonable fees and expenses will be reimbursed as they are incurred. In the case of the retention of any such separate firm for the indemnified parties, such firm will be designated in writing by the indemnified parties. The indemnifying party will not be liable for any settlement of any proceeding effected without its consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party will indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

         3.6 Contribution. (a) If the indemnification provided for herein is for any reason unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying


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party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, the Registering Stockholders and any Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, the Registering Stockholders and the Underwriter will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (b) The Company and each Registering Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 3.6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding subsection will be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.6, no Registering Stockholder will be required to contribute any amount by reason of such untrue or alleged untrue statement or omission or alleged omission in excess of the amount received by such Registering Stockholder upon the sale of the Registrable Securities giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3.7 Participation in Underwritten Registrations. Notwithstanding any other provision of this Agreement, no Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any reasonable underwriting arrangements approved by the Company or other Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements, "lock-up" agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

         3.8 Rule 144. The Company will file any reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as any Stockholder may reasonably request to the extent required from time to time to enable the Stockholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Exchange Act, as such Rule may be amended from time to time, or other appropriate rule or regulation adopted by the Commission. Upon the request of any Stockholder, the Company will deliver to the Stockholder a written statement as to whether the Company has complied with such reporting requirements.

         3.9 Restrictions on Public Sale by Holders of Registrable Securities.
(a) If and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten Public Offering, each of the Stockholders agrees not to effect, except as part of such registration, any sale of the shares of Common Stock or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities during such time period to which the Company agrees not to effect any sale of securities in connection therewith, or to which the Registering Stockholder agrees if the Company does not include any securities therein. In addition, each of the Stockholders agrees to execute any customary lock-up agreement reasonably requested by the managing Underwriter to confirm its agreement in accordance with the preceding sentence, but only if identical lock-up agreements are required of all Stockholders.

         (b) Nothing in this Agreement will diminish or otherwise affect the restrictions on transfer contained in the Stockholders Agreement.

         3.10 Limitation on Future Registration Rights. So long as the SK Holders continue to own Common Stock, the Company will not grant or agree to grant registration rights in respect of any Common Stock of the Company (or securities convertible or exchangeable into or exercisable for Common Stock) to any other Person which would interfere with the rights of the SK Holders hereunder, without the prior written consent of the SK Holders. The provisions of this Section 3.10 will cease to apply with respect to the SK Holders once the shares of Common Stock beneficially owned by the SK Holders represent less than 10% of the shares of Common Stock beneficially owned by the SK Holders on the Effective Date.

                                IV. MISCELLANEOUS

         4.1 Headings. The headings in this Agreement are for convenience of reference only and will not control or affect the meaning or construction of any provisions hereof.

         4.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to confer upon any Person other than the parties hereto and thereto any rights or remedies hereunder or thereunder.

         4.3 Notices. Any notice, request, instruction or other document required or permitted to be given hereunder by any party hereto to another party hereto will be in writing and will be given to such party at its address set forth in Annex I attached hereto, with, in the case of the Company, a copy sent to the Company's Secretary at the Company's principal executive offices or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice will be on file with the Secretary of the Company. Each such notice, request or other communication will be effective (a) if given by certified mail, 96 hours after such communication is deposited in the mails with certified postage prepaid addressed as aforesaid, (b) one Business Day after being furnished to a nationally recognized overnight courier for next Business Day delivery, and (c) on the date sent if sent by electronic facsimile transmission, receipt confirmed.

         4.4 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflict of laws rules of such state, provided, however, that to the extent any of the respective rights or obligations of the parties relate to matters of the General Corporation Law of the State of Delaware (the "GCL"), the provisions of the GCL shall govern in respect thereof.

         4.5 Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction will not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder will be enforceable to the fullest extent permitted by law.

         4.6 Termination. All rights and obligations hereunder will extend and continue to apply until such time as all Registrable Securities may be offered and sold without registration under the Securities Act.

         4.7 Successors, Assigns and Transferees. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and permitted Transferees. Except as expressly contemplated hereby, neither this Agreement nor any provision hereof will be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

         4.8 Amendments; Waivers. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

         (b) Neither this Agreement nor any term or provision hereof may be amended or waived except by an instrument in writing signed, by (i) the Company,
(ii) the SK Holders owning a majority of the Common Stock then held by the SK Holders and entitled to the benefits of this Agreement, and (iii) the Stockholders, other than the SK Holders, owning a majority of the Registrable Securities then held by such Stockholders and entitled to the benefits of this Agreement.

         4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         4.10 Remedies. The parties hereby acknowledge that money damages would not be adequate compensation for the damages that a party would suffer by reason of a failure of any other party to perform any of the obligations under this Agreement. Therefore, each party hereto agrees that specific performance is the only appropriate remedy under this Agreement and hereby waives the claim or defense that any other party has an adequate remedy at law.

         4.11 Consent to Jurisdiction. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of either (i) any court located in the Borough of Manhattan or the United States Federal Court sitting in the Southern District of New York or (ii) any court located in the State of Delaware or the United States District Court for the District of Delaware (including any appellate court therefrom) over any suit, action or proceeding arising out of or relating to this Agreement. Each of the parties hereto consents to process being served in any such suit, action or proceeding by serving a copy thereof upon the agent for service of process, provided that to the extent lawful and possible, written notice of such service will also be mailed to such party, as the case may be. Each of the parties hereto agrees that such service will be deemed in every respect effective service of process upon such party hereto, in any such suit, action or proceeding and will be taken and held to be valid personal service upon such party. Nothing in this subsection will affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. Each of the parties hereto waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 4.11. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 THE CHILDREN'S PLACE RETAIL STORES, INC.


                                 By: /s/ Ezra Dabah
                                     -------------------------------------------
                                     Name: Ezra Dabah
                                     Title: Chief Executive Officer and Chairman
                                              of the Board


                                 /s/ Ezra Dabah
                                 -----------------------------------------------
                                 Ezra Dabah


                                 /s/ Renee Dabah
                                 -----------------------------------------------
                                 Renee Dabah


                                 /s/ Ivette Dabah
                                 -----------------------------------------------
                                 Ivette Dabah


                                 /s/ Stanley Silverstein
                                 -----------------------------------------------
                                 Stanley Silverstein


                                 /s/ Stanley Silver
                                 -----------------------------------------------
                                 Stanley Silver

                                 /s/ Barbara Dabah
                                 -----------------------------------------------
                                 Barbara Dabah


                                 /s/ Joseph Krusch
                                 -----------------------------------------------
                                 Joseph Krusch


                                 /s/ Elliott F. Krusch
                                 -----------------------------------------------
                                 Elliott F. Krusch


                                 /s/ Helissa T. Meizlish
                                 -----------------------------------------------
                                 Helissa T. Meizlish


                                 /s/ Sherry Schirippa
                                 -----------------------------------------------
                                 Sherry Schirippa

                                 Gila Dweck Grantor Trust

                                 By: /s/ Ezra Dabah
                                     -------------------------------------------
                                     Name: Ezra Dabah
                                     Title: Trustee

                                 Ezra Dabah and Gila Dweck as
                                 Trustees u/a/d 8/25/88 f/b/o Morris
                                 Dabah, Jr.


                                 By: /s/ Gila Dweck
                                     -------------------------------------------
                                     Name: Gila Dweck
                                     Title: Trustee

                                 Ezra Dabah and Gila Dweck as Trustees
                                 u/a/d 8/25/88 f/b/o Michael Dabah


                                 By: /s/ Gila Dweck
                                     -------------------------------------------
                                     Name: Gila Dweck
                                     Title: Trustee

                                 Ezra Dabah and Gila Dweck as Trustees
                                 u/a/d 8/25/88 f/b/o Mac Dabah


                                 By: /s/ Gila Dweck
                                     -------------------------------------------
                                     Name: Gila Dweck
                                     Title: Trustee

                                 Ezra Dabah and Renee Dabah as Custodians under the UGMA f/b/o Joia Dabah


                                 By: /s/ Renee Dabah
                                     -------------------------------------------
                                     Name: Renee Dabah
                                     Title: Custodian

                                 Ezra Dabah and Renee Dabah as Custodians under the UGMA f/b/o Yaacov Dabah


                                 By: /s/ Renee Dabah
                                     -------------------------------------------
                                     Name: Renee Dabah
                                     Title: Custodian

                                 Edward Tawil as Trustee
                                 u/a/d 8/29/88 f/b/o Morris Dabah, Jr.


                                 By: /s/ Edward Tawil
                                     -------------------------------------------
                                     Name: Edward Tawil
                                     Title: Trustee

                                 Edward Tawil as Trustee
                                 u/a/d 8/29/88 f/b/o Michael Dabah


                                 By: /s/ Edward Tawil
                                     -------------------------------------------
                                     Name: Edward Tawil
                                     Title: Trustee

                                 Edward Tawil as Trustee
                                 u/a/d 8/29/88 f/b/o Mac Dabah


                                 By: /s/ Edward Tawil
                                     -------------------------------------------
                                     Name: Edward Tawil
                                     Title: Trustee

                                 Edward Tawil as Trustee
                                 u/a/d 8/29/88 f/b/o Stephen Dabah


                                 By: /s/ Edward Tawil
                                     -------------------------------------------
                                     Name: Edward Tawil
                                     Title: Trustee

                                 Ezra Dabah and Gila Dweck as Trustees
                                 u/a/d 8/31/92 f/b/o Stephen Dabah


                                 By: /s/ Gila Dweck
                                     -------------------------------------------
                                     Name: Gila Dweck
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Nina Miner


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Renee Dabah


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Flori Silverstein


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Michael Leventhal


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Leslie Kule


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Samuel Miner


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Eva Dabah


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Joia Dabah


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Moshe Dabah


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Chana Dabah


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee


                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Yaacov Dabah


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Sarah Silverstein


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Benjamin Reines


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Raine Silverstein and Ezra Dabah as Trustees u/a/d 2/2/97 f/b/o Jacqueline Reines


                                 By: /s/ Raine Silverstein
                                     -------------------------------------------
                                     Name: Raine Silverstein
                                     Title: Trustee

                                 Renee Dabah and Raine Silverstein, Trustees u/a/d 2/2/97 f/b/o Eva Dabah


                                 By: /s/ Renee Dabah
                                     -------------------------------------------
                                     Name: Renee Dabah
                                     Title: Trustee

                                 Renee Dabah and Raine Silverstein, Trustees u/a/d 2/2/97 f/b/o Joia Dabah


                                 By: /s/ Renee Dabah
                                     -------------------------------------------
                                     Name: Renee Dabah
                                     Title: Trustee

                                 Renee Dabah and Raine Silverstein, Trustees u/a/d 2/2/97 f/b/o Moshe Dabah


                                 By: /s/ Renee Dabah
                                     -------------------------------------------
                                     Name: Renee Dabah
                                     Title: Trustee

                                 Renee Dabah and Raine Silverstein, Trustees u/a/d 2/2/97 f/b/o Chana Dabah


                                 By: /s/ Renee Dabah
                                     -------------------------------------------
                                     Name: Renee Dabah
                                     Title: Trustee

                                 Renee Dabah and Raine Silverstein, Trustees u/a/d 2/2/97 f/b/o Yaacov Dabah


                                 By: /s/ Renee Dabah
                                     -------------------------------------------
                                     Name: Renee Dabah
                                     Title: Trustee

                                 THE SK EQUITY FUND, L.P.

                                 By: SKM PARTNERS, L.P., General Partner


                                 By: /s/ John Megrue
                                     -------------------------------------------
                                     its General Partner

                                 SK INVESTMENT FUND, L.P.

                                 By: SKM PARTNERS, L.P., General Partner


                                 By: /s/ John Megrue
                                     -------------------------------------------
                                     its General Partner


                                 /s/ Barry Feinberg
                                 Barry Feinberg


                                 LEGG MASON WOOD WALKER, INCORPORATED


                                 By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                   Schedule 1

                             Management Stockholders

1.       Ezra Dabah

2.       Renee Dabah

3.       Barbara Dabah

4.       Ivette Dabah

5.       Stanley Silver

6.       Stanley Silverstein

7.       Joseph G. Krusch

8.       Elliot F. Krusch

9.       Helissa T. Meizlish

10.      Sherry Schirippa

11.      Gila Dweck Grantor Trust

12.      Ezra Dabah and Renee Dabah as custodians under the UGMA, F/B/O Joia
         Dabah.

13.      Ezra Dabah and Renee Dabah as custodians under the UGMA, F/B/O Yaacov
         Dabah.

14.      Ezra Dabah and Gila Dweck as Trustees, U/A/D 8/25/88, F/B/O Mac Dabah.

15.      Ezra Dabah and Gila Dweck as Trustees, U/A/D 8/25/88, F/B/O Michael
         Dabah.

16.      Ezra Dabah and Gila Dweck as Trustees, U/A/D 8/25/88, F/B/O Morris
         Dabah, Jr.

17.      Ezra Dabah and Gila Dweck as Trustees U/A/D 8/31/92, F/B/O Stephen
         Dabah.

18.      Edward Tawil as Trustee U/A/D 8/29/88, F/B/O Michael Dabah.

19.      Edward Tawil as Trustee U/A/D 8/29/88, F/B/O Morris Dabah, Jr.

20.      Edward Tawil as Trustee U/A/D 8/29/88, F/B/O Mac Dabah.

21.      Edward Tawil as Trustee U/A/D 8/29/88, F/B/O Stephen Dabah.

22.      Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Nina
         Miner.

23.      Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Renee
         Dabah.

24. Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Flori Silverstein.

25. Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Michael Leventhal.

26.      Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Leslie
         Kule.

27.      Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Samuel
         Miner.

28.      Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Eva
         Dabah.

29.      Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Joia
         Dabah.

30.      Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Moshe
         Dabah.

31.      Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Chana
         Dabah.

32.      Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Yaacov
         Dabah.

33. Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Sarah Silverstein.

34. Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Benjamin Reines.

35. Raine Silverstein and Ezra Dabah as Trustees U/A/D 2/2/97, F/B/O Jacqueline Reines.

36.      Renee Dabah and Raine Silverstein as Trustees U/A/D 2/2/97 F/B/O Eva
         Dabah.

37.      Renee Dabah and Raine Silverstein as Trustees U/A/D 2/2/97 F/B/O Joia
         Dabah.

38.      Renee Dabah and Raine Silverstein as Trustees U/A/D 2/2/97 F/B/O Moshe
         Dabah.

39.      Renee Dabah and Raine Silverstein as Trustees U/A/D 2/2/97 F/B/O Chana
         Dabah.

40.      Renee Dabah and Raine Silverstein as Trustees U/A/D 2/2/97 F/B/O Yaacov
         Dabah.

                                   Schedule 2

                             Qualified Underwriters

Montgomery Securities
Alex Brown & Sons
Smith Barney
Morgan Stanley
Goldman Sachs
Bear Stearns
Legg Mason Wood Walker
Donaldson Lufkin & Jenrette
Merrill Lynch
Robinson Humphrey
Lehman Brothers
CS First Boston
Paine Webber
Furman Selz
Salomon Brothers